MODIFIED AND RESTATED
                             REVOLVING CREDIT MASTER
                                 PROMISSORY NOTE

$2,500,000.00                                              Princeton, New Jersey
                                                          as of October 19, 1998

     FOR VALUE RECEIVED, the undersigned WINDSWEPT ENVIRONMENTAL GROUP, INC., TRADE-WINDS ENVIRONMENTAL RESTORATION, INC., NORTH ATLANTIC LABORATORIES, INC. and NEW YORK TESTING LABORATORIES, INC. (individually and collectively "Borrower") jointly and severally promise to pay to the order of BUSINESS ALLIANCE CAPITAL CORPORATION (herein called "BACC") at 300 Alexander Park, Princeton, New Jersey, 08543, or such other address as BACC may notify Borrower, such sum up to Two Million Five Hundred Thousand and 00/100 ($2,5000,000.00) Dollars, together with interest as hereinafter provided, as may be outstanding on Advances by BACC to Borrower under Paragraph 2.1 of the Loan and Security Agreement dated June 1, 1998 between BACC and Borrower (said Agreement as amended or modified from time to time the "Loan Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Loan Agreement. The Loan Agreement is incorporated herein as though fully set forth and Borrower acknowledges its reading and execution. The principal amount due hereunder shall be paid to BACC on June 1, 2000 or as may otherwise be provided for in the Loan Agreement.

     On the first day of each month hereafter, Borrower shall pay BACC accrued interest, computed on the basis of a 360 day year, for the actual number of days elapsed, on the daily unpaid balance of the Advances, at the per annum rate of three (3%) percentage points above the Prime Rate, in effect from time to time. If there is a change in the Prime Rate, the rate of interest on the Advances shall be changed accordingly as of the date of the change in the Prime Rate, without notice to Borrower.

     To secure the payment of this Note and the Obligations, Borrower has granted to BACC a continuing security interest in and lien on the Collateral. In addition to all remedies provided by law upon default on payment of this Note, or upon an Event of Default, BACC may, at its option:

     (1) Declare this Note and the Obligations immediately due and payable;

     (2) Collect interest on this Note at the default rate set forth in the Loan Agreement from the date of such Event of Default, and if this Note is referred to an attorney for collection, collect reasonable attorneys' fees; and

     (3) Exercise any and all remedies provided for in the Loan Agreement.

     This Note represents a modification and restatement of that certain Revolving Credit Master Promissory Note of Borrower to BACC in the principal sum of $1,850,000.00 dated June 1, 1998 and is not intended to be novation of said note or the loans evidenced thereby.

     BORROWER WAIVES PRESENTMENT FOR PAYMENT, PROTEST AND NOTICE OF PROTEST FOR NON-PAYMENT OF THIS NOTE AND TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS NOTE AND THE ADVANCES EVIDENCED HEREBY.

                                      WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                      By: /s/ Michael O'Reilly
                                          --------------------------------------
                                      Name:  Michael O'Reilly
                                      Title: President


                                      TRADE-WIND ENVIRONMENTAL
                                      RESTORATION, INC.


                                      By: /s/ Michael O'Reilly
                                          --------------------------------------
                                      Name:  Michael O'Reilly
                                      Title: President


                                      NORTH ATLANTIC LABORATORIES, INC.


                                      By: /s/ Michael O'Reilly
                                          --------------------------------------
                                      Name:  Michael O'Reilly
                                      Title:  Vice President


                                      NEW YORK TESTING LABORATORIES, INC.


                                      By: /s/ Michael O'Reilly
                                          --------------------------------------
                                      Name:  Michael O'Reilly
                                      Title:  Vice President


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